UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2008 (June 25, 2008)

CardioTech International, Inc.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-28034	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 Andover Street, Wilmington, Massachusetts, 01887
(Address of Principal Executive Offices) (Zip Code)

(978) 657-0075
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                Results of Operations and Financial Condition

On June 25, 2008, CardioTech International, Inc. issued a press release announcing its financial results for the fourth fiscal quarter and year ended March 31, 2008.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01.                                Regulation FD Disclosure

See Item 2.02 of this Form 8-K.

Item 9.01.                                Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                                Description

99.1	Press Release of CardioTech International, Inc. dated June 25, 2008.

The information included in this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02, “Results of Operations and Financial Condition,” Item 7.01, “Regulation FD Disclosure” and Item 9.01 “Financial Statements and Exhibits” of Form 8-K.  As such, the information (including the exhibit) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This Current Report (including the exhibit attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOTECH INTERNATIONAL, INC.

By:  /s/ Michael F. Adams____
Michael F. Adams
President & CEO

Dated:  June 25, 2008

EXHIBIT INDEX

Exhibit No.                                Description

99.1	Press Release of CardioTech International, Inc. dated June 25, 2008.